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EXHIBIT 99.2


                     CEDAR HILL CAPITAL PARTERS ONSHORE, LP
                   CEDAR HILL CAPITAL PARTNERS OFFSHORE, Ltd.
                       c/o Cedar Hill Capital Partners LLC
                           445 Park Avenue, 5th Floor
                            New York, New York 10022



September 30, 2008


Raptor Networks Technology, Inc.
1241 E. Dyer Road, Suite 150
Santa Ana, California  92705


         Re:  Waiver

Ladies and Gentlemen:

         Reference is hereby made to (i) those certain Senior Secured Convertible Notes, dated as of January 19, 2007 and August 1, 2007 (the "NOTES"), by Raptor Networks Technology, Inc., a Colorado corporation (the "COMPANY") and in favor of Cedar Hill Capital Partners Onshore, LP and Cedar Hill Capital Partners Offshore, Ltd. (each, an "INVESTOR") and (ii) that certain Securities Purchase Agreement, dated July 28, 2008, by and among the Company, the Investor and the other investors party thereto (the "2008 SECURITIES PURCHASE AGREEMENT"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Notes.

         As of the Effective Date, the Investor hereby agrees that, notwithstanding anything contained in Sections 2 and 26(b) of the Notes, the Investor hereby agrees that the Company shall be permitted to pay the Interest due on October 1, 2008 in shares of the Company's Common Stock ("INTEREST PAYMENT SHARES") issued to the Investor, in lieu of any cash payment of Interest and in full and complete satisfaction of the Interest due in accordance with the terms and conditions of the Notes, provided such Interest Payment Shares are issued and delivered in certificate form to the Investor no later than close of business on October 8, 2008. For purposes of making the Interest payment hereunder, the Interest Payment Shares shall have a cash equivalent value equal to eighty-five percent (85%) of the price that is the lesser of (i) the arithmetic average of the Weighted Average Price of the Common Stock during the thirty (30) consecutive Trading Days ending on the Trading Day immediately prior to such given date (the "Measuring Period"), (ii) the arithmetic average of the Weighted Average Price of the Common Stock during the first three (3) consecutive Trading Day period of such Measuring Period, and (iii) the arithmetic average of the Weighted Average Price of the Common Stock during the last three (3) consecutive Trading Day period of such Measuring Period. The Investor further agrees that the Interest Payment Shares shall be deemed Excluded Securities for any and all securities of the Company owned or beneficially owned by the Investor.

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         Notwithstanding anything contained in the Existing Notes (as defined in the 2008 Securities Purchase Agreement) or the New Notes (as defined in the 2008 Securities Purchase Agreement) of the Investor (collectively, the "INVESTOR NOTES") to the contrary, as of the Effective Date, the Company and the Investor hereby agree that (i) the Company shall redeem and convert any Optional Redemption Amounts (as defined in the applicable Investor Notes) and Optional Conversion Amounts (as defined in the applicable Investor Notes) within two (2) Trading Days of the Company Conversion/Redemption Notice Date (as defined in the applicable Investor Notes) and (ii) "Optional Conversion/Redemption Notice Date" in each of the Existing Notes shall mean within two (2) Trading Days of the Company Conversion/Redemption Notice Date.

         This waiver shall become effective upon the execution and delivery of this waiver by the parties hereto and the execution and delivery of waivers from the Company and any other holders of Existing Notes and New Notes in the form of this waiver (such date, the "EFFECTIVE DATE").

         Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this waiver. Except as modified by the provisions hereof, the Notes will remain in full force and effect in accordance with its terms. Except as expressly set forth herein, the execution of this waiver and any discussions, negotiations, correspondence and other communications, drafts of documents and meetings among the parties hereto DO NOT represent and SHALL NOT be construed or relied upon as being (i) a waiver of or prejudicial to any rights the parties may have or (ii) a waiver of the parties' rights under any statute or under any applicable law, or (iii) an admission or declaration against interest by either party hereto.

         This waiver may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and be effective as of the date written above; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

         If any provision of this waiver is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this waiver so long as this waiver as so modified continues to express, without material change, the


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original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

         All questions concerning the construction, validity, enforcement and interpretation of this waiver shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this waiver and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WAIVER OR ANY TRANSACTION CONTEMPLATED HEREBY. This waiver may only be amended, modified and supplemented by written agreement of the parties hereto.

This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

On or before 8:30 a.m., New York City time, no later than the third Business Day following the date of this waiver, the Company shall file a Current Report on Form 8-K describing the terms of this waiver in the form required by the 1934 Act and attaching the this waiver, as an exhibit to such filing (including all attachments, the "8-K FILING"). From and after the filing of the 8-K Filing with the SEC, no Investor shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing.


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

The obligations of the Investor under any Transaction Document or this waiver are several and not joint with the obligations of any other Investor, and the Investor shall not be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document or this waiver. Nothing contained herein or in any other Transaction Document or this waiver, and no action taken by the Investor pursuant hereto, shall be deemed to constitute the Investor and the other Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investor and the other Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents or the this waivers. The Company and the Investor confirm that the Investor has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this waiver or out of any other Transaction Documents or this waiver, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any Person with respect to any amendment, settlement or waiver (each a "SETTLEMENT DOCUMENT") relating to the terms, conditions and transactions contemplated hereby, is or will be more favorable to such Person than those of the Investor and this waiver shall be, without any further action by the Investor or the Company, deemed amended and modified in an economically and legally equivalent manner such that the Investor shall receive the benefit of the more favorable terms contained in such Settlement Document. Notwithstanding the foregoing, the Company agrees, at its expense, to take such other actions (such as entering into amendments to the Transaction Documents) as the Holder may reasonably request to further effectuate the foregoing.

                      [SIGNATURES APPEAR ON THE NEXT PAGE]


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

         If this waiver accurately reflects the understanding and agreement of the Company, please sign below and return an executed copy of this waiver to the undersigned.

Very truly yours,


CEDAR HILL CAPITAL PARTERS ONSHORE, LP


By: CEDAR HILL CAPITAL PARTNERS, LLC
    Its: Investment Manager

    /s/ John Cipriano
    -----------------
           Name: John Cipriano
           Title: Chief Operating Officer



CEDAR HILL CAPITAL PARTNERS OFFSHORE, LTD.


By: CEDAR HILL CAPITAL PARTNERS, LLC
    Its: Investment Manager

    /s/ John Cipriano
    -----------------
           Name: John Cipriano
           Title: Chief Operating Officer



AGREED TO AND ACCEPTED BY:


RAPTOR NETWORKS TECHNOLOGY, INC.


By: /s/ Bob van Leyen
    -----------------
         Name: Bob van Leyen
         Title: Chief Financial Officer


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